SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): December 17, 2012

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES CTR-1)

(Exact name of registrant as specified in its charter)

Delaware	001-16747	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Bryant Park, 4th FL	10036
Structured Credit Trading	(Zip Code)
New York, New York
(Address of principal
executive offices)

__________________________

Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Section 1.     Registrant’s Business and Operations

Not applicable.

Section 2.     Financial Information

Not applicable.

Section 3.     Securities and Trading Markets

Not applicable.

Section 4.     Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.     Corporate Governance and Management

Not applicable.

Section 6.     Asset-Backed Securities

Not Applicable.

Section 7.     Regulation FD

Not applicable.

Section 8.     Other Events

        Item 8.01  Other events

99.1	On November 15, 2012, we received a notice of exercise from the holder of the call warrants for PreferredPLUS Trust Certificates Series CTR-1, which specified that the call warrant holder intended to exercise its warrants in full and call all outstanding trust certificates. On December 17, 2012, the exercise date of the call warrants, we distributed the aggregate exercise price of $12,700,000. representing with respect to the Class A trust certificates

On December 17, 2012, the call warrantholder effected an optional exchange and exchanged all of the outstanding PreferredPLUS Trust Certificates Series CTR-1 for the underlying securities held by the trust.

For information with respect to the underlying securities held by PreferredPLUS Trust Series CTR-1, please refer to Cooper Tire & Rubber Company’s (Commission file number 001-04329) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(c)	Exhibits.

99.1	Trustee’s report in respect of the December 17, 2012 distribution to holders of the PreferredPLUS Trust Series CTR-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: December 27, 2012	By:	/s/ John Marciano
	Name:	John Marciano
	Title:	Vice President

EXHIBIT INDEX

99.1	Trustee’s report in respect of the December 17, 2012 distribution to holders of the PreferredPLUS Trust Series CTR-1.